Summary of Bank Borrowings (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Debt Disclosure [Abstract]
Short-term bank borrowings	$ 7,272	¥ 50,000	¥ 50,000
Long-term bank borrowings, current portion	10,950	75,284	70,289
Debt, Current, Total	18,222	125,284	120,289
Long-term bank borrowings, non-current portion	16,290	112,000	187,638
Total bank borrowings	$ 34,512	¥ 237,284	¥ 307,927